UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21359

     MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


       ANNUAL
       REPORT
July 31, 2008


                MBIA CAPITAL/CLAYMORE MANAGED DURATION  |  MZF
                INVESTMENT GRADE MUNICIPAL FUND


MBIA
ASSET MANAGEMENT

LOGO: Claymore

                                                            WWW.MBIACLAYMORE.COM
                                                  ... YOUR STREAM TO THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                          MBIA CAPITAL/CLAYMORE MANAGED DURATION
                                                 INVESTMENT GRADE MUNICIPAL FUND

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.MBIACLAYMORE.COM, you will find:

o    Daily, weekly and monthly data on share prices, distributions and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices and tax characteristics

MBIA Capital Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.



2 | Annual Report | July 31, 2008

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MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dear SHAREHOLDER |

We thank you for your investment in MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"). This report covers performance for the Fund's fiscal year ended July 31, 2008.

As you may know, the Fund's investment objective is to provide high current income exempt from regular Federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve these objectives by investing at least 80% of its total assets in municipal bonds of investment-grade quality. We regard recent bond market conditions as unusual, with greater than normal differences in yields between bonds with the highest credit ratings and bonds with slightly lower ratings. Accordingly, in order to increase income and potentially improve total returns in the future, we have increased the Fund's allocation to lower rated securities. As of July 31, 2008, 20.7% of long-term investments were rated BBB, the lowest category of investment-grade securities, and 3.1% of long-term investments were rated below BBB.

The Fund's Investment Adviser, MBIA Capital Management Corp. ("MBIA"), is owned by MBIA Asset Management Group, which manages fixed-income products with a total value of approximately $60 billion as of June 30, 2008. Its parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index. Claymore Securities, Inc. serves as the Fund's Servicing Agent. Claymore entities provide supervision, management, servicing or distribution on more than $18.4 billion in assets as of June 30, 2008. Claymore Securities, Inc. currently offers closed-end funds, unit investment trusts and exchange-traded funds.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ended July 31, 2008, the Fund returned -3.07% on an NAV basis. This represents a change in NAV to $13.17 on July 31, 2008, compared with $14.21 on July 31, 2007. For the same period, the Fund provided a total return of -2.29% based on market price. This represents a closing market price of $11.73 on July 31, 2008, versus $12.63 on July 31, 2007. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders. We believe that the current discount represents a good opportunity for investors, as common shares of the Fund are now available in the market at prices significantly below the value of the securities in the underlying portfolio.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 24 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the



                                               Annual Report | July 31, 2008 | 3

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | DEAR SHAREHOLDER continued



DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

In August and September 2007, the Fund paid monthly dividends of $0.0495 per share. The monthly dividend was raised to $0.0525 for the months of October 2007 through July 2008. On August 1, 2008, the Fund announced a change to the timing of the monthly dividend payout as well as an increase to the monthly dividend. Dividends will now be paid at the end of the month as opposed to the middle of the month. The monthly dividend was increased to $0.056, however the August dividend was increased to $0.084 to take into consideration the half month delay in payment. The monthly dividend of $0.056 represents a distribution rate of 5.73% based on the closing market price of $11.73 on July 31, 2008.

To learn more about the Fund's performance, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You will find information about how the Fund is managed, what impacted the performance of the Fund during the 12 months ended July 31, 2008, and MBIA's views on the market environment.

We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.mbiaclaymore.com

Sincerely,

/s/ Clifford D. Corso
---------------------
Clifford D. Corso
President
MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


4 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

QUESTIONS & ANSWERS |



CLIFFORD D. CORSO
PORTFOLIO MANAGER
Mr. Corso is President of MBIA Asset Management and Chief Investment Officer of MBIA Insurance Corp. He joined the firm in 1994 and helped develop the company's fixed-income asset management platform. He now directs the investment of approximately $60 billion in fixed-income assets under management. In addition to the portfolios of MBIA Insurance Corp. and its affiliates, Mr. Corso's responsibilities include the direction of investments for outside clients such as pension funds, sovereign governments, state and local governments, and large institutional investors. He was previously the co-head of fixed-income at a subsidiary of Alliance Capital Management. Throughout his 23-year career, Mr. Corso has managed a broad range of fixed-income products, including corporate, asset-backed, government, mortgage and derivative products. Mr. Corso holds a bachelor's degree from Yale University and a master's degree from Columbia University. He holds Series 7, 24, and 63 registrations from the Financial Industry Regulatory Authority ("FINRA").

JEFFREY S. MACDONALD, CFA
PORTFOLIO MANAGER
Mr. MacDonald, who joined the firm in 2007, has extensive experience in the fixed-income markets across a variety of sectors with particular emphasis on core and core plus strategies. He was previously a vice president and portfolio manager at Hartford Investment Management Company (HIMCO), where he managed core, core plus, intermediate core, and other broad-based fixed-income styles. He was also instrumental in designing some of HIMCO's fixed-income-based products, including a number of "alternative" strategies. Prior to joining HIMCO, Mr. MacDonald was a fixed-income portfolio analyst specializing in taxable/insurance portfolios at Wellington Management Company. He began his career with Fidelity Investments as a fixed-income trader and lead systems analyst. Mr. MacDonald earned his bachelor's degree from Trinity College in Connecticut and his master's degree from Boston University. He holds the designation of Chartered Financial Analyst (CFA) through the CFA Institute and is a member of the Hartford Security Analysts Society.

JAMES B. DICHIARO
PORTFOLIO MANAGER
Mr. DiChiaro joined MBIA in 1999 and is a Vice President. He works on managing the firm's tax-exempt assets and has extensive experience managing short-term taxable assets. Mr. DiChiaro also has years of experience working in the conduit group structuring medium-term notes for Meridian Funding Company as well as issuing commercial paper for Triple-A One Funding Corporation. Prior to joining MBIA, Mr. DiChiaro worked for Merrill Lynch in a trade support role for their ABS desk. He received his Bachelor's Degree from Fordham University in 1998 and his MBA from Pace University in 2004.

In the following interview Portfolio Managers Clifford D. Corso, Jeffrey S. MacDonald and James B. DiChiaro discuss the market environment and the performance of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") for the Fund's fiscal year ended July 31, 2008.


--------------------------------------------------------------------------------
WILL YOU PLEASE PROVIDE AN OVERVIEW OF THE MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED JULY 31, 2008?

This was a period of considerable economic uncertainty and significant turmoil throughout capital markets, including the municipal bond market. At the beginning of the period, there was growing concern about the impact of problems in the sub-prime mortgage market on the broad market for fixed-income securities. Initial concerns about the sub-prime segment of the mortgage-backed securities market broadened to include a wide range of financial institutions and markets, as nervous investors became less tolerant of risk.

Beginning in late summer of 2007, markets became extremely volatile and increasingly illiquid. The trend began in the taxable bond market, and then spread to the municipal market. The last few months of 2007 were tumultuous, with a flight to quality driving a pronounced rally in U.S. Treasury securities.

As concerns about the possibility of a recession and illiquid financial markets developed, the Federal Reserve Board (the "Fed") repeatedly reduced interest rates. Between September 18, 2007, and April 30, 2008, the Fed lowered its target for the federal funds rate seven times for a total of 325 basis points, from 5.25% in early September 2007 to 2.00% at the end of April 2008. These rate cuts, combined with investors' flight to quality, resulted in a dramatic drop in yields on U.S. Treasury securities: the yield on three-month treasury bills fell from 4.94% at July 31, 2007, to 1.66% at July 31, 2008. Rates on long-term treasury securities fell much less, from 4.90% to 4.57% over the same period, producing a much steeper yield curve.(1)

The major theme throughout the bond market over the past year has been that bonds with the highest credit ratings, especially U.S. Treasury bonds, which are assumed to carry no credit risk, have outperformed lower-rated bonds. Although municipal bonds have throughout their existence been regarded as a high quality fixed-income asset class with a low default rate, investors became wary of even the highest rated municipal bonds. The result was a significant increase in the ratio of yields on municipal securities to the yields on U.S. Treasury securities.

In the last few months of 2007, municipal bonds began to come under pressure because of concerns about the financial strength of the monoline insurance companies which insure municipal bonds, and which suffered losses from insuring structured products, such as securities backed by residential mortgages. Approximately 50% of outstanding municipal bonds are insured; issuers have traditionally purchased the insurance because it reduces interest costs by conferring on the bonds the high credit rating of the insurance provider.(2)


(1) The yield curve is a graph with a left-to-right line that depicts bond yields from the shortest to the longest maturities. Typically, the line rises from left to right, as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

(2) The companies that insure municipal bonds are called monolines because financial guaranty insurance is the only type of insurance they offer. Insurance regulations prevent multiline insurance companies such as property/casualty and life insurance companies from offering financial guaranty insurance.

                                               Annual Report | July 31, 2008 | 5

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


As the rating agencies began to downgrade the credit ratings of monoline insurers, investors continued to re-evaluate risk, and insured municipal bonds generally traded on their own underlying credit ratings; in some cases, bonds seemed to be penalized for being insured because investors did not want the association with the downgraded insurers. Financial problems experienced by the major broker/dealers, which limited their ability to support the municipal market, placed further pressure on the municipal market. The result was a bifurcated market, with increasingly wide differences between returns of municipal bonds of the highest and lowest investment grade ratings. For the 12 months ended July 31, 2008, the Lehman Municipal Bond Index (the "Lehman Muni Index"), a widely used measure of the municipal bond market as a whole, provided a total return of 2.83%. Lehman Brothers reports that of the bonds included in the Lehman Muni Index, the average return was 3.50% for AAA-rated bonds, 3.84% for AA-rated bonds, 1.69% for A-rated bonds, and -6.06% for BBB-rated bonds.

Conditions in the municipal bond market were further complicated beginning in February 2008 by failures in the market for Auction-Rate Securities ("ARS"), and more specifically the market for Auction Market Preferred Shares ("AMPS"), which many types of issuers use as a source of funding. The interest rates on ARS are re-set in periodic auctions, which typically take place every seven to 28 days. Beginning in early 2008, many of these auctions failed, which means that that there were fewer bids than sell orders. When auctions for ARS fail, provisions in the terms of the securities provide for a re-set of the interest rate at a specified maximum level to compensate preferred shareholders for the illiquidity of the securities.

The unraveling of the ARS market in February put pressure on all maturities within the tax-exempt yield curve. Rising yields on municipal securities relative to U.S. Treasury securities resulted in unusually high demand among institutional investors in municipal securities. A further effect of the failed auctions is that the municipal bond market has indicated apprehension regarding an expected large supply of bonds, as issuers refinance their ARS into longer-term bonds. Additionally, as municipal bonds became cheaper relative to U.S. Treasury Securities and the London Interbank Offered Rate ("LIBOR")(3), institutional investors who used hedging techniques were forced to unwind their hedges and sell into an already weak market.


--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM IN THIS MARKET ENVIRONMENT?

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ended July 31, 2008, the Fund provided a total return based on market price of -2.29% and a total return of -3.07% based on NAV. As of July 31, 2008, the Fund's market price of $11.73 represented a discount of 10.93% to NAV of $13.17. Past performance is not a guarantee of future results.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

In August and September 2007, the Fund paid monthly dividends of $0.0495 per share. The monthly dividend was raised to $0.0525 for the months of October 2007 through July 2008. On August 1, 2008, the Fund announced a change to the timing of the monthly dividend payment as well as an increase to the monthly dividend. Dividends will now be paid at the end of the month as opposed to the middle of the month. The monthly dividend was increased to $0.056, however the August dividend was increased to $0.084 to take into consideration the half month delay in payment. The monthly dividend of $0.056 represents a distribution rate of 5.73% based on the closing market price of $11.73 on July 31, 2008.

Since the Fund's inception on August 27, 2003, through July 31, 2008, the Fund generated an average annual total return, including reinvestment of dividends, of 2.96% based on NAV and 0.11% based on market price.


--------------------------------------------------------------------------------
HOW HAVE YOU STRUCTURED THE PORTFOLIO DURING THIS CHALLENGING PERIOD?

We maintain a high quality portfolio that is diversified across issuers, sectors and states. As we select securities for the portfolio, in addition to paying careful attention to ratings, we also have a team of credit analysts who evaluate the credit quality of the issuers and individual bonds. We employ a thorough credit analysis to ensure that we are maintaining the desired level of quality in the Fund's portfolio while adding significant yield by buying good quality bonds at what we consider to be attractive prices.

In the first few months of the Fund's fiscal year ended July 31, 2008, the focus was solidly on very high quality bonds: as of July 31, 2007, the Fund's average credit quality was Aa3/AA- (as rated by Moody's Investors Service and Standard & Poor's, the major rating agencies for municipal bonds). During this period, we maintained a cautious approach to the market, anticipating that opportunities would arise later to invest in somewhat lower rated securities that would provide higher income to shareholders.

As discussed above, in recent months there has been a significant widening in spreads between bonds of the highest credit quality and bonds with lower credit ratings. With high absolute yields at the long end of the municipal bond yield curve, coupled with high spreads on lower rated bonds, the market witnessed attractive absolute yields on these lower rated credits. As of June 30, 2008, the yield spreads between AAA rated securities and single A through BBB rated securities (the lowest investment grade) at their widest in 10 years.



(3) LIBOR is the interest rate that banks charge one another in the short-term international interbank market.

6 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued



Despite both the negative and positive current and potential influences on the market, we believe that this cheapening of the municipal market represents a compelling entry point. Negative influences on the municipal market include falling tax receipts, an expected increase in primary market supply, and questionable market support from institutional investors. Positive influences include low default probabilities, municipal credit ratings calibrated to a global ratings scale and the current positive relative valuation of municipals versus other fixed income alternatives.

Accordingly, beginning in January 2008, we made the decision to gradually begin to increase the Fund's investment allocation to securities with slightly lower ratings, which we believe offered very good value. We believe that the market will eventually revert to more normal long-term trends, with tighter spreads and ratios closer to their long-term average. If this happens, we believe that lower rated securities should outperform the general market. Aside from the potential total return performance on these lower rated securities, we also view these securities as an effective way to add yield to the portfolio. We funded these investments primarily by selling AA or AAA rated or pre-refunded bonds, for which the market was more liquid than for lower-rated bonds.(4) The completion of these trades added approximately 25 basis points to the portfolio's yield.(5) As of July 31, 2008, securities rated BBB or lower represented 23.8% of the long-term bonds and preferred shares in the portfolio, compared with 16.7% as of January 31, 2008, and 10.7% as of July 31, 2007.

Over this period the municipal bond yield curve steepened dramatically, as several cuts by the Fed led to much lower short-term interest rates. The sale of pre-refunded bonds, which have relatively short durations, and subsequent purchase of longer-duration bonds extended the average duration of the portfolio.(6) In addition to increasing current income, we believe that this positioning will contribute to the Fund's long-term performance by locking in the higher yields. In many cases, the Fund realized significant gains on the sales of pre-refunded bonds.


--------------------------------------------------------------------------------
WHICH TRENDS OR INVESTMENT DECISIONS MOST HELPED THE FUND'S PERFORMANCE AND WHY?

The Fund's position in higher rated securities was beneficial to performance for the majority of the year, a period when investors became increasingly uncomfortable with risk. During the first half of the year, the Fund was generally invested in securities rated A or above, which represented 83.3% of long-term bonds and preferred shares as of January 31, 2008, and 89.3% of long-term bonds and preferred shares as of July 31, 2007.

The Fund's highest sector exposure over the course of the year was to pre-refunded bonds, which was a top performing bond class in the Lehman Muni Index, with a return of 6.34%, 350 basis points above the return of the index. Also positive was the Fund's position in education bonds, which also outperformed the Lehman Muni Index.


--------------------------------------------------------------------------------
WHICH AREAS OF THE FUND HURT PERFORMANCE DURING THE PERIOD?

Many securities perceived as having any credit risk dropped in market value during this period, and that includes some of the bonds rated BBB or lower in this portfolio. Accordingly, some of the lower quality bonds purchased early in our program (as described above) detracted from performance over this period. However, we believe that this decision will contribute to the Fund's long-term total return, and it has also increased current yield. We are comfortable with the credit quality of all the bonds in the portfolio.


--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE FUND'S HEDGING ACTIVITIES.

Over the life of the Fund, we have employed a combination of strategies to manage duration and help protect the value of the Fund's assets during periods of interest rate volatility. At times we have employed a hedging strategy to shorten the Fund's duration during periods of rising interest rates.

In March 2008, we eliminated the Fund's hedge, believing that we could manage duration at a lower cost through managing the interest rate risk inherent in individual securities within the Fund's portfolio, without using derivatives. We believe that interest rates are likely to remain in a fairly narrow range over the next few months, and that the risk of an aggressive sell-off in rates is relatively low. We feel that the current steepness of the municipal yield curve favors slight portfolio extension to capture yield. Given this outlook, we feel that the cost of a pay-fixed duration reduction strategy outweighs the benefit in the near term. Should this outlook change, there are a number of hedging strategies that we could employ to adjust portfolio's duration. Regardless of which instrument is chosen, the ultimate goal of any hedging strategy is to protect the assets of the Fund given our outlook for the market. We consider our management of duration in the Fund's portfolio to be an active strategy, whether done through cash investments or through derivatives.



(4) A bond is pre-refunded when the issuer has purchased U.S. Treasury or agency securities that provide a stream of cash flow to pay off the bonds on their first call date.

(5) A basis point is 1/100 of a percentage point; i.e. 100 basis points equals one percentage point.

(6) Duration is a measure of the interest rate sensitivity of a bond or fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

                                               Annual Report | July 31, 2008 | 7

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | QUESTIONS & ANSWERS continued


--------------------------------------------------------------------------------
WOULD YOU EXPLAIN THE FUND'S LEVERAGE STRATEGY AND ITS EFFECT ON FUND RETURNS?

The Fund, like many closed-end funds, utilizes leverage (borrowing) as part of its investment strategy. The Fund's leverage is achieved through the issuance of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset every seven or 28 days, depending on the tranche.(7) The purpose of leverage is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an un-leveraged portfolio. However, when leveraged investments fall in price, leverage reduces overall return, and this was generally the case during the last 12 months.

As discussed earlier, the broad auction-rate securities market has experienced considerable disruption in the past few months, and the Fund was not immune to this disruption. The result has been an increase in the number of failed auctions on auction-rate preferred shares, including the AMPS issued by the Fund. We believe that this increase in failed actions is a liquidity issue. Investors need to be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding these AMPS.

The Fund has two series of AMPS, one series that auctions every seven days and one series that auctions every 28 days. The most recent auctions for these series have failed, as have auctions of most AMPS issued by closed-end funds. The maximum interest rates established in failed auctions for the Fund's AMPS conducted in February through July 2008 were approximately 3.5% to 4.5%. These maximum rates are not significantly different from past successful auctions. We will continue to evaluate the benefits and impacts of leverage on the Fund, as well as exploring other methods of utilizing leverage.


--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN THE COMING MONTHS?

Despite wide spreads and investor concerns, we have great confidence in the municipal bond market, especially in the high-quality segment of the market where the Fund's investments are concentrated. Defaults on municipal bonds are rare, and we are comfortable with the underlying credit quality of all the bonds in the Fund's portfolio.

We believe that the Fund is well positioned given the current environment. We have taken advantage of the wide spreads to increase the Fund's exposure to good quality BBB credits and a few securities with slightly lower ratings. We have also taken advantage of the steep yield curve by selling some of the Fund's pre-refunded bonds and extending maturities to pick up additional yield.

We believe that the market has over-reacted to credit problems in certain sectors, dumping securities perceived as having any risk, regardless of the underlying fundamentals. When such imbalances occur, opportunities may be created. Although we believe that there may be further problems in the credit markets, we selectively look for opportunities to purchase bonds of reasonable quality that are selling below their long-term intrinsic value.


--------------------------------------------------------------------------------
MZF RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. An investment in this Fund may not be suitable for investors who are, or as a result of this investment would become, subject to the federal alternative minimum tax because the securities in the Fund may pay interest that is subject to taxation under the federal alternative minimum tax. Special rules apply to corporate holders. Additionally, any capital gains dividends will be subject to capital gains taxes.

There can be no guarantee that hedging strategies will be employed or will be successful. The premium paid for entering into such hedging strategies will result in a reduction in the net asset value of the Funds and a subsequent reduction of income to the Fund. Any income generated from hedging transactions will not be exempt from income taxes.

Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

There are also specific risks associated with investing in municipal bonds. The secondary market for municipal bonds is less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at prices approximating those at which the Fund currently values them. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest. In the event of bankruptcy of an issuer, the Fund could experience delays in collecting principal and interest.

There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and are subject to mandatory redemption in certain circumstances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.



(7) The term tranche is used to describe a specific series of AMPS. The Fund has issued two tranches of AMPS.

8 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund SUMMARY | AS OF JULY 31, 2008 (unaudited)

FUND INFORMATION
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                           MZF
Initial Offering Date:                                           August 27, 2003
Closing Market Price as of 07/31/08:                                      $11.73
Net Asset Value as of 07/31/08:                                           $13.17
Yield on Closing Market Price as of 07/31/08:                           5.73%(4)
Taxable Equivalent Yield on Closing Market Price as of 07/31/08(1):     8.81%(4)
July Monthly Distribution Per Common Share(2):                           $0.0525
Leverage as of 07/31/08(3):                                                  40%
Percentage of total investments subject to alternative minimum tax         24.4%
--------------------------------------------------------------------------------

(1) Taxable equivalent yield is calculated assuming a 35% federal income tax bracket.

(2)  Monthly distribution is subject to change.

(3)  As a percentage of total investments.

(4) Based upon the increased monthly distribution of $0.056 per share announced in August 2008.

TOTAL RETURNS
--------------------------------------------------------------------------------
(Inception 8/27/03)                    Market                 NAV
--------------------------------------------------------------------------------
One Year                               -2.29%              -3.07%
Three Year - average annual             1.31%               0.73%
Since Inception - average annual        0.11%               2.96%
--------------------------------------------------------------------------------


Pie Charts:

SECTOR CONCENTRATION*
Prerefunded                    19.1%
IDR/IRB                        12.7%
Housing                        12.3%
Health Care                    11.5%
Transportation                  6.7%
Miscellaneous Revenue           6.3%
Higher Education                5.6%
General Obligation              4.9%
Secondary Education             4.9%
Power                           4.4%
Tobacco                         4.0%
Lease Backed Rev Bond           2.9%
Enhanced Tobacco                2.4%
Airport                         2.3%
*As a percentage of long-term investments.


STATE/TERRITORY ALLOCATION*
California                     14.5%
New York                       12.5%
Florida                         9.4%
Texas                           7.6%
Ohio                            6.2%
Colorado                        4.5%
Illinois                        4.0%
Missouri                        3.8%
Louisiana                       3.8%
South Dakota                    3.3%
All other states               30.4%
*As a percentage of long-term municipal bonds and notes.


CREDIT QUALITY*
AAA                            15.2%
AA                             30.6%
A                              30.4%
BBB                            20.7%
BB                              2.3%
B                               0.8%
*As a percentage of long-term investments. Based on Standard & Poor's or other equivalent ratings.


MATURITY BREAKDOWN*
0-5 Years                      19.1%
6-10 Years                      4.5%
11-15 Years                    22.9%
16-20 Years                    12.8%
21-25 Years                    15.9%
26-30 Years                    19.7%
30 + Years                      5.1%
*As a percentage of long-term invstments.


Line Chart:
SHARE PRICE & NAV PERFORMANCE

DATE:              SHARE PRICE                  NAV
 7/31/07              12.63                    14.21
  8/1/07              12.62                    14.22
  8/2/07              12.61                    14.19
  8/3/07              12.67                    14.19
  8/6/07              12.58                    14.09
  8/7/07              12.53                    14.06
  8/8/07              12.52                    13.97
  8/9/07              12.5                     13.99
 8/10/07              12.57                    13.99
 8/13/07              12.61                    13.99
 8/14/07              12.55                    13.95
 8/15/07              12.3                     13.89
 8/16/07              12.26                    13.77
 8/17/07              12.51                    13.73
 8/20/07              12.62                    13.72
 8/21/07              12.59                    13.71
 8/22/07              12.56                    13.68
 8/23/07              12.54                    13.67
 8/24/07              12.45                    13.64
 8/27/07              12.39                    13.67
 8/28/07              12.4                     13.73
 8/29/07              12.48                    13.83
 8/30/07              12.53                    13.91
 8/31/07              12.5                     13.93
  9/4/07              12.65                    13.93
  9/5/07              12.63                    13.97
  9/6/07              12.56                    14.07
  9/7/07              12.69                    14.24
 9/10/07              12.84                    14.31
 9/11/07              12.91                    14.29
 9/12/07              12.71                    14.28
 9/13/07              12.6                     14.22
 9/14/07              12.63                    14.23
 9/17/07              12.66                    14.23
 9/18/07              12.8                     14.2
 9/19/07              12.64                    14.18
 9/20/07              12.64                    14.08
 9/21/07              12.52                    14.09
 9/24/07              12.48                    14.09
 9/25/07              12.59                    14.15
 9/26/07              12.66                    14.14
 9/27/07              12.67                    14.18
 9/28/07              12.74                    14.19
 10/1/07              12.79                    14.21
 10/2/07              12.68                    14.25
 10/3/07              12.65                    14.19
 10/4/07              12.61                    14.21
 10/5/07              12.57                    14.15
 10/8/07              12.53                    14.15
 10/9/07              12.55                    14.14
10/10/07              12.55                    14.14
10/11/07              12.57                    14.12
10/12/07              12.6                     14.12
10/15/07              12.54                    14.12
10/16/07              12.5                     14.15
10/17/07              12.5                     14.21
10/18/07              12.51                    14.25
10/19/07              12.55                    14.33
10/22/07              12.6                     14.33
10/23/07              12.56                    14.32
10/24/07              12.55                    14.35
10/25/07              12.56                    14.33
10/26/07              12.61                    14.3
10/29/07              12.69                    14.3
10/30/07              12.54                    14.25
10/31/07              12.44                    14.19
 11/1/07              12.5                     14.22
 11/2/07              12.42                    14.23
 11/5/07              12.56                    14.2
 11/6/07              12.42                    14.05
 11/7/07              12.41                    14
 11/8/07              12.35                    13.96
 11/9/07              12.2                     13.96
11/12/07              12.09                    13.96
11/13/07              12.05                    13.95
11/14/07              11.77                    13.94
11/15/07              11.79                    13.99
11/16/07              11.96                    14.02
11/19/07              12                       14.06
11/20/07              12.03                    14.07
11/21/07              12.09                    14.1
11/23/07              12.04                    14.11
11/26/07              12.13                    14.18
11/27/07              12.16                    14.13
11/28/07              12.17                    14.12
11/29/07              12.19                    14.17
11/30/07              12.3                     14.17
 12/3/07              12.32                    14.19
 12/4/07              12.34                    14.21
 12/5/07              12.42                    14.14
 12/6/07              12.36                    14.11
 12/7/07              12.36                    14.01
12/10/07              12.49                    13.99
12/11/07              12.39                    14.07
12/12/07              12.33                    14.02
12/13/07              12.3                     14.05
12/14/07              12.21                    14.02
12/17/07              12.22                    14.02
12/18/07              12.24                    14.07
12/19/07              12.25                    14.11
12/20/07              12.2                     14.12
12/21/07              12.11                    14.04
12/24/07              12.07                    14.01
12/26/07              12.05                    13.98
12/27/07              12.14                    14
12/28/07              12.22                    14.06
12/31/07              12.42                    14.09
  1/2/08              12.48                    14.2
  1/3/08              12.6                     14.21
  1/4/08              12.67                    14.25
  1/7/08              12.78                    14.27
  1/8/08              12.76                    14.29
  1/9/08              12.76                    14.37
 1/10/08              12.79                    14.36
 1/11/08              12.93                    14.39
 1/14/08              12.93                    14.41
 1/15/08              12.93                    14.48
 1/16/08              12.94                    14.49
 1/17/08              12.93                    14.52
 1/18/08              12.66                    14.51
 1/22/08              12.86                    14.58
 1/23/08              12.95                    14.61
 1/24/08              12.92                    14.41
 1/25/08              12.82                    14.38
 1/28/08              12.84                    14.33
 1/29/08              12.83                    14.24
 1/30/08              12.77                    14.19
 1/31/08              12.73                    14.23
  2/1/08              12.79                    14.29
  2/4/08              12.81                    14.27
  2/5/08              12.77                    14.34
  2/6/08              12.74                    14.29
  2/7/08              12.74                    14.22
  2/8/08              12.7                     14.25
 2/11/08              12.76                    14.27
 2/12/08              12.77                    14.22
 2/13/08              12.66                    14.17
 2/14/08              12.3                     14.04
 2/15/08              12.23                    13.97
 2/19/08              12.33                    13.88
 2/20/08              12.25                    13.83
 2/21/08              12.23                    13.8
 2/22/08              12.1                     13.73
 2/25/08              12.19                    13.59
 2/26/08              12.08                    13.48
 2/27/08              12.05                    13.28
 2/28/08              11.8                     13.01
 2/29/08              11.54                    12.81
  3/3/08              11.7                     12.85
  3/4/08              11.72                    13.15
  3/5/08              11.77                    13.22
  3/6/08              11.79                    13.38
  3/7/08              11.85                    13.48
 3/10/08              11.81                    13.5
 3/11/08              11.82                    13.39
 3/12/08              11.77                    13.4
 3/13/08              11.73                    13.37
 3/14/08              11.73                    13.4
 3/17/08              11.46                    13.43
 3/18/08              11.64                    13.39
 3/19/08              11.57                    13.4
 3/20/08              11.52                    13.4
 3/24/08              11.64                    13.3
 3/25/08              11.74                    13.29
 3/26/08              11.75                    13.32
 3/27/08              11.71                    13.27
 3/28/08              11.77                    13.34
 3/31/08              11.83                    13.4
  4/1/08              11.89                    13.3
  4/2/08              11.7                     13.32
  4/3/08              11.87                    13.39
  4/4/08              11.87                    13.47
  4/7/08              12.01                    13.46
  4/8/08              11.86                    13.55
  4/9/08              11.93                    13.71
 4/10/08              12.17                    13.73
 4/11/08              12.13                    13.84
 4/14/08              12.21                    13.85
 4/15/08              12.15                    13.82
 4/16/08              12.21                    13.78
 4/17/08              12.22                    13.76
 4/18/08              12.29                    13.73
 4/21/08              12.28                    13.74
 4/22/08              12.29                    13.75
 4/23/08              12.33                    13.72
 4/24/08              12.3                     13.63
 4/25/08              12.25                    13.6
 4/28/08              12.26                    13.6
 4/29/08              12.25                    13.64
 4/30/08              12.2                     13.66
  5/1/08              12.25                    13.69
  5/2/08              12.21                    13.63
  5/5/08              12.17                    13.64
  5/6/08              12.14                    13.58
  5/7/08              12.17                    13.59
  5/8/08              12.21                    13.65
  5/9/08              12.21                    13.74
 5/12/08              12.26                    13.77
 5/13/08              12.3                     13.72
 5/14/08              12.38                    13.73
 5/15/08              12.29                    13.82
 5/16/08              12.29                    13.85
 5/19/08              12.31                    13.86
 5/20/08              12.34                    13.91
 5/21/08              12.29                    13.92
 5/22/08              12.32                    13.84
 5/23/08              12.3                     13.89
 5/27/08              12.27                    13.84
 5/28/08              12.38                    13.78
 5/29/08              12.42                    13.68
 5/30/08              12.3                     13.76
  6/2/08              12.4                     13.8
  6/3/08              12.46                    13.85
  6/4/08              12.33                    13.82
  6/5/08              12.32                    13.71
  6/6/08              12.37                    13.77
  6/9/08              12.35                    13.76
 6/10/08              12.34                    13.66
 6/11/08              12.3                     13.65
 6/12/08              12.18                    13.5
 6/13/08              12.15                    13.48
 6/16/08              12.2                     13.49
 6/17/08              12.19                    13.48
 6/18/08              12.13                    13.46
 6/19/08              12.08                    13.38
 6/20/08              11.98                    13.26
 6/23/08              11.83                    13.21
 6/24/08              11.88                    13.18
 6/25/08              11.95                    13.17
 6/26/08              11.86                    13.21
 6/27/08              11.87                    13.3
 6/30/08              11.88                    13.34
  7/1/08              11.9                     13.41
  7/2/08              12                       13.48
  7/3/08              11.99                    13.44
  7/7/08              12.05                    13.47
  7/8/08              12.05                    13.51
  7/9/08              12.12                    13.56
 7/10/08              12.07                    13.59
 7/11/08              12.04                    13.56
 7/14/08              11.92                    13.56
 7/15/08              11.75                    13.59
 7/16/08              11.79                    13.52
 7/17/08              11.76                    13.38
 7/18/08              11.77                    13.28
 7/21/08              11.84                    13.26
 7/22/08              11.82                    13.15
 7/23/08              11.74                    13.02
 7/24/08              11.63                    13.13
 7/25/08              11.66                    13.12
 7/28/08              11.68                    13.15
 7/29/08              11.76                    13.12
 7/30/08              11.74                    13.12
 7/31/08              11.73                    13.17

INSURED SECURITIES BREAKDOWN*
--------------------------------------------------------------------------------
FGIC                                               7.5%
AMBAC                                              7.4%
FSA                                                3.2%
CIFG                                               1.1%
--------------------------------------------------------------------------------
*    As a percentage of long-term investments.

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com. The above summaries are provided for informational purposes only and should not be viewed as recommendations.


                                               Annual Report | July 31, 2008 | 9

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Portfolio of INVESTMENTS | JULY 31, 2008

        PRINCIPAL
RATING     AMOUNT                                              OPTIONAL
(S&P)*      (000)        DESCRIPTION                       CALL PROVISIONS**     VALUE
----------------------------------------------------------------------------------------
                  MUNICIPAL BONDS & NOTES - 162.1%

                  ALABAMA - 2.4%

BBB     $     845 Courtland, AL Ind Dev Brd
                  Environ Imp Rev, AMT, Ser B,
                  6.25%, 08/01/25                            08/01/13 @ 100  $   797,350

Baa3        1,890 Courtland, AL Ind Dev Brd
                  Solid Waste Disp Rev, AMT,
                  6.00%, 08/01/29                            08/01/09 @ 101    1,700,339
----------------------------------------------------------------------------------------
                                                                               2,497,689
----------------------------------------------------------------------------------------
                  CALIFORNIA - 23.5%

A           5,000 California Public Works Brd
                  Dept Mental Health Lease Rev, Ser A,
                  5.00%, 06/01/24                            06/01/14 @ 100    4,967,250

A+          6,000 California Various Purpose Gen Oblig,
                  5.125%, 11/01/24                           11/01/13 @ 100    6,127,920

A-          2,500 Chula Vista, CA Ind Dev Rev, Ser B
                  AMT, 5.50% 12/01/21                        06/02/14 @ 102    2,514,000

BBB         2,065 Golden State Tobacco Securitization
                  Rev, Ser A-1, 5.00%, 06/01/33              06/01/17 @ 100    1,608,470

AAA         2,750 Golden State Tobacco Settlement
                  Rev, Ser B, 5.375%, 06/01/28
                  (Prerefunded @ 06/01/10)+                  06/01/10 @ 100    2,880,845

A+          4,000 Port of Oakland, CA Rev, AMT,
                  Ser L, 5.00%, 11/01/22 (FGIC)              11/01/12 @ 100    3,758,320

AA          2,500 San Diego, CA Unified School Dist,
                  Ser D, 5.25%, 07/01/25
                  (Subject to cross over refunding
                  @ 07/01/12) (FGIC)                         07/01/12 @ 101    2,700,150
----------------------------------------------------------------------------------------
                                                                              24,556,955
----------------------------------------------------------------------------------------
                  COLORADO - 7.2%

AA          4,500 Colorado Health Facs Auth Rev,
                  5.25%, 09/01/21
                  (Prerefunded @ 09/01/11)+                  09/01/11 @ 100    4,793,580

BBB         2,000 Colorado Health Facs Auth Rev,
                  5.25%, 05/15/42                            05/15/17 @ 100    1,736,060

A+          1,000 Denver, CO City & Cnty Arpt Rev, AMT
                  Ser A, 5.50%, 11/15/16 (FGIC)              11/15/11 @ 100    1,003,170
----------------------------------------------------------------------------------------
                                                                               7,532,810
----------------------------------------------------------------------------------------
                  DISTRICT OF COLUMBIA - 3.0%

BBB         1,550 District of Columbia Ballpark Rev,
                  Ser B-1, 5.00%, 02/01/35 (FGIC)            02/01/16 @ 100    1,379,717

Aaa         2,000 District of Columbia FHA Multi Family
                  Henson Ridge-Rmkt, AMT,
                  5.10%, 06/01/37 (FHA)                      06/01/15 @ 102    1,777,800
----------------------------------------------------------------------------------------
                                                                               3,157,517
----------------------------------------------------------------------------------------
                  FLORIDA - 15.2%

A1          2,500 Highlands Co., FL Health Facs
                  Auth Rev, Ser B, 5.25%, 11/15/23
                  (Prerefunded @ 11/15/12)+                  11/15/12 @ 100    2,726,225


        PRINCIPAL
RATING     AMOUNT                                              OPTIONAL
(S&P)*      (000)        DESCRIPTION                       CALL PROVISIONS**     VALUE
----------------------------------------------------------------------------------------
                  FLORIDA (CONTINUED)

A1      $   3,000 Highlands Co., FL Health Facs
                  Auth Rev, Ser D, 5.875%, 11/15/29
                  (Prerefunded @ 11/15/13)+                  11/15/13 @ 100  $ 3,345,060

A-          2,200 Miami-Dade Co., FL Aviation Rev, AMT,
                  5.00%, 10/01/38 (CIFG)                     10/01/15 @ 100    1,928,102

A           4,275 Miami-Dade Co., FL School Brd, Ser B,
                  5.00%, 05/01/32 (FGIC)                     05/01/17 @ 100    3,993,149

BBB         1,000 Seminole Indian Tribe FL Rev, Ser A,
                  144A, 5.25%, 10/01/27                      10/01/17 @ 100      918,400

Aa3         2,750 South Broward Co., FL Hosp Dist
                  Rev, 5.60%, 05/01/27
                  (Prerefunded @ 05/01/12)+                  05/01/12 @ 101    3,029,675
----------------------------------------------------------------------------------------
                                                                              15,940,611
----------------------------------------------------------------------------------------
                  ILLINOIS - 6.5%

A+          3,000 Illinois Dev Fin Auth Hosp Rev,
                  5.65%, 11/15/24
                  (Prerefunded @ 11/15/09)+                  11/15/09 @ 101    3,168,960

Baa1        2,000 Illinois Fin Auth, Roosevelt Univ Rev,
                  5.50%, 04/01/37                            04/01/17 @ 100    1,849,800

AA          2,000 Illinois Hsg Dev Auth Homeowner Mtg,
                  AMT, Ser A-2, 5.00%, 08/01/36              02/01/16 @ 100    1,734,620
----------------------------------------------------------------------------------------
                                                                               6,753,380
----------------------------------------------------------------------------------------
                  IOWA - 1.6%

BBB         2,000 Iowa Tobacco Settlement Auth,
                  Cap Apprec Asset Bkd, Ser B,
                  5.60%, 06/01/34                            06/01/17 @ 100    1,692,700
----------------------------------------------------------------------------------------
                  LOUISIANA - 6.1%

BBB         1,000 De Soto Parish, LA Environ Imp
                  Rev, AMT, Ser A, 5.85%, 11/01/27           11/01/13 @ 100      889,100

BB+         3,000 Louisiana Govt, Environ Facs & Comnty
                  Dev Auth Rev, 6.75%, 11/01/32              11/01/17 @ 100    2,940,030

BBB+        3,000 St. John Baptist Parish, LA
                  Marathon Oil Corp., Ser A,
                  5.125%, 06/01/37                           06/01/17 @ 100    2,590,650
----------------------------------------------------------------------------------------
                                                                               6,419,780
----------------------------------------------------------------------------------------
                  MARYLAND - 0.9%

BBB-        1,000 Maryland Health & Hgr Ed Facs Auth Rev,
                  5.75%, 01/01/38                            01/01/18 @ 100      957,620
----------------------------------------------------------------------------------------
                  MASSACHUSETTS - 1.7%

AA-         1,000 Massachusetts Housing Fin Agency,
                  AMT, 5.10%, 12/01/27                       06/01/17 @ 100      894,680

AA          1,000 Massachusetts Housing Fin Agency,
                  AMT, Ser 134, 5.60%, 12/01/38              06/01/18 @ 100      932,490
----------------------------------------------------------------------------------------
                                                                               1,827,170
----------------------------------------------------------------------------------------
                  MICHIGAN - 1.8%

A-          2,000 Michigan Strategic Fund Ltd Oblig
                  Rev Ref, Ser C, 5.45%, 09/01/29            09/01/11 @ 100    1,880,040
----------------------------------------------------------------------------------------


See notes to financial statements.

l0 | Annual Report | July 31, 2008


MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |
PORTFOLIO OF INVESTMENTS continued
        PRINCIPAL
RATING     AMOUNT                                              OPTIONAL
(S&P)*      (000)        DESCRIPTION                       CALL PROVISIONS**     VALUE
----------------------------------------------------------------------------------------
                  MISSOURI - 6.2%

AA      $   6,000 Missouri Health & Educ Facs Auth
                  Rev, Ser A, 5.25%, 06/01/28
                  (Prerefunded @ 06/01/11) (AMBAC)+          06/01/11 @ 101  $ 6,449,760
----------------------------------------------------------------------------------------
                  NEBRASKA - 2.7%

AA          3,000 Public Power Generation Agency,
                  Whelan Energy Ctr Unit 2, 5.00%,
                  01/01/41 (AMBAC)                           01/01/17 @ 100    2,830,260
----------------------------------------------------------------------------------------
                  NEVADA - 5.2%

A           5,410 Henderson, NV Health Care Fac Rev,
                  Ser A, 5.625%, 07/01/24                    07/01/14 @ 100    5,443,380
----------------------------------------------------------------------------------------
                  NEW YORK - 20.3%

A-          2,750 Long Island, NY Power Auth Rev, Ser A,
                  5.10%, 09/01/29                            09/01/14 @ 100    2,761,275

AA-         4,000 Metropolitan Trans Auth Rev, Ser A,
                  5.125%, 01/01/24                           07/01/12 @ 100    4,071,240

B-            500 New York City Indl Dev Rev, AA JFK
                  Intl Arpt, AMT, 7.50%, 08/01/16                       N/A      451,370

BB          1,000 New York Dorm Auth Rev, NYU Hosp Ctr,
                  Ser B, 5.25%, 07/01/24                     07/01/17 @ 100      971,600

AA          2,250 New York, NY Gen Oblig, Ser J,
                  5.00%, 05/15/23                            05/15/14 @ 100    2,292,772

A+          1,750 New York Muni Bond Bank Agy Special
                  School Purpose Rev, Ser C,
                  5.25%, 12/01/22                            06/01/13 @ 100    1,810,043

AA-         4,000 New York Tobacco Settlement Funding
                  Corp, Ser A1, 5.50%, 06/01/19              06/01/13 @ 100    4,206,800

A-          5,000 Suffolk Co, NY Ind Dev Agy Rev, AMT,
                  5.25%, 06/01/27                            06/01/13 @ 100    4,676,000
----------------------------------------------------------------------------------------
                                                                              21,241,100
----------------------------------------------------------------------------------------
                  NORTH CAROLINA - 3.5%

BBB         1,000 North Carolina Eastern Muni Power Agy
                  Sys Rev Ref, Ser D, 5.125%, 01/01/23       01/01/13 @ 100      975,590

BBB         1,000 North Carolina Eastern Muni Power Agy
                  Sys Rev Ref, Ser D, 5.125%, 01/01/26       01/01/13 @ 100      952,900

AA          1,775 North Carolina Housing Fin Agy Rev, AMT,
                  Ser 14A, 5.35%, 01/01/22 (AMBAC)           07/01/11 @ 100    1,776,420
----------------------------------------------------------------------------------------
                                                                               3,704,910
----------------------------------------------------------------------------------------
                  OHIO - 10.1%

BBB         1,150 Buckeye OH, Tobacco Settlement Turbo Rev,
                  Ser A-2, 5.875%, 06/01/30                  06/01/17 @ 100      992,289

BBB         2,000 Buckeye OH, Tobacco Settlement Turbo Rev,
                  Ser A-2, 5.75%, 06/01/34                   06/01/17 @ 100    1,663,960

AA-         3,000 Cuyahoga Co., OH Rev Ref, Ser A,
                  6.00%, 01/01/20                            07/01/13 @ 100    3,172,980

AA-         5,000 Lorain Co., OH Hosp Rev Ref, Ser A,
                  5.25%, 10/01/33                            10/01/11 @ 101    4,726,350
----------------------------------------------------------------------------------------
                                                                              10,555,579
----------------------------------------------------------------------------------------
        PRINCIPAL
RATING     AMOUNT                                              OPTIONAL
(S&P)*      (000)        DESCRIPTION                       CALL PROVISIONS**     VALUE
----------------------------------------------------------------------------------------
                  OKLAHOMA - 4.1%

AA-     $   3,525 Oklahoma Dev Fin Auth Rev,
                  5.00%, 02/15/42                            02/15/17 @ 100  $ 3,266,900

B-          1,000 Tulsa, OK Muni Arpt Rev, AA,
                  Ser B, AMT, 6.00%, 06/01/35 (1)            12/01/08 @ 100      992,890
----------------------------------------------------------------------------------------
                                                                               4,259,790
----------------------------------------------------------------------------------------
                  PENNSYLVANIA - 4.8%

BBB         2,340 Pennsylvania Higher Education Facs Auth
                  Rev, 5.25%, 05/01/23                       05/01/13 @ 100    2,309,112

BBB+        2,000 Pennsylvania State Higher Education,
                  5.00%, 07/15/39                            07/15/15 @ 100    1,773,220

BBB         1,000 Pennsylvania State Higher Education,
                  5.00%, 05/01/37                            11/01/17 @ 100      887,910
----------------------------------------------------------------------------------------
                                                                               4,970,242
----------------------------------------------------------------------------------------
                  PUERTO RICO - 3.5%

BBB-        3,300 Puerto Rico Public Bldgs Auth Rev,
                  Ser I, 5.50%, 07/01/25
                  (Prerefunded @ 07/01/14)+                  07/01/14 @ 100    3,612,411
----------------------------------------------------------------------------------------
                  RHODE ISLAND - 0.9%

BBB         1,000 Rhode Island Tobacco Settlement Financing
                  Corp, Ser A, 6.25%, 06/01/42               06/01/12 @ 100      901,350
----------------------------------------------------------------------------------------
                  SOUTH CAROLINA - 3.2%

AAA         2,500 Florence Co., SC Hosp Rev, Ser A,
                  5.25%, 11/01/27 (FSA)                      11/01/14 @ 100    2,527,600

BBB         1,000 Georgetown Co., SC Environ Imp Rev,
                  AMT, Ser A, 5.30%, 03/01/28                03/01/14 @ 100      820,190
----------------------------------------------------------------------------------------
                                                                               3,347,790
----------------------------------------------------------------------------------------
                  SOUTH DAKOTA - 5.3%

AAA         5,000 South Dakota Hsg Dev Auth, Ser K, AMT,
                  5.05%, 05/01/36                            11/01/15 @ 100    4,407,100

AA-         1,200 South Dakota St Hlth & Edl Fac, Ser A
                  5.25%, 11/01/34                            11/01/14 @ 100    1,153,656
----------------------------------------------------------------------------------------
                                                                               5,560,756
----------------------------------------------------------------------------------------
                  TEXAS - 12.4%

Aaa         2,000 Bexar Co., TX Hsg Fin, AMT,
                  5.20%, 10/20/34 (GNMA/FHA)                 10/20/14 @ 100    1,794,220

AAA           205 Eagle Mtn & Saginaw, TX Indep School
                  Dist, Ser A, 5.25%, 08/15/23 (PSF)         08/15/13 @ 100      212,780

AAA         3,000 Houston Utility System,
                  (Underlying Obligor: Houston, TX Utility System
                  First Lien Revenue Refunding Bonds)
                  7.12%, 11/15/33 (FSA) (2)                  11/15/17 @ 100    3,034,980

AA          1,885 Matagorda Co., TX Nav Dist No.1 Rev, AMT,
                  5.125%, 11/01/28 (AMBAC) (1)                          N/A    1,674,766

A-          2,000 North TX, Tollway Auth Rev, Ser A,
                  5.625%, 01/01/33                           01/01/18 @ 100    1,995,940

AAA         2,325 Pampa, TX Indep School
                  Dist, 5.00%, 08/15/36 (PSF)                08/15/17 @ 100    2,331,672

See notes to financial statements.

                                              Annual Report | July 31, 2008 | 11


MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |
PORTFOLIO OF INVESTMENTS continued

        PRINCIPAL
RATING     AMOUNT                                              OPTIONAL
(S&P)*      (000)        DESCRIPTION                       CALL PROVISIONS**     VALUE
----------------------------------------------------------------------------------------
                  TEXAS (CONTINUED)

BBB+    $   2,100 San Leanna Ed Facs Corp Higher Ed Rev,
                  5.125%, 06/01/36                           06/01/17 @ 100  $ 1,893,318
----------------------------------------------------------------------------------------
                                                                              12,937,676
----------------------------------------------------------------------------------------
                  WEST VIRGINIA - 4.8%

AAA         5,000 West Virginia Housing Dev Fund Rev,
                  Ser D, 5.20%, 11/01/21                     05/01/11 @ 100    5,003,350
----------------------------------------------------------------------------------------
                  WYOMING - 5.2%

BBB         3,000 Sweetwater Co., WY Solid Waste Disp Rev,
                  AMT, 5.60%, 12/01/35                       12/01/15 @ 100    2,667,120

AA+         3,100 Wyoming Cmnty Dev Auth Hsg Rev,
                  Ser 7, AMT, 5.10%, 12/01/38                12/01/16 @ 100    2,755,125
----------------------------------------------------------------------------------------
                                                                               5,422,245
----------------------------------------------------------------------------------------
                  TOTAL MUNICIPAL BONDS & NOTES - 162.1%
                  (Cost $171,938,853)                                        169,456,871
----------------------------------------------------------------------------------------
RATING  REDEMPTION
(S&P)*  VALUE (000)                  DESCRIPTION                                 VALUE
----------------------------------------------------------------------------------------

                  PREFERRED SHARES - 2.0%

Aaa     $   2,000 Centerline Equity Issuer Trust, AMT, Ser A-4-1,
                  5.75%, 04/30/15 (remarketing), 144A
                  (Cost $2,000,000)                                            2,102,220
----------------------------------------------------------------------------------------
                  TOTAL LONG-TERM INVESTMENTS - 164.1%

                  (Cost $173,938,853)                                        171,559,091
----------------------------------------------------------------------------------------
        NUMBER OF
           SHARES                    DESCRIPTION                                 VALUE
----------------------------------------------------------------------------------------
                  SHORT-TERM INVESTMENTS - 0.5%

                  MONEY MARKET FUND - 0.5%

          557,482 JP Morgan Tax Free Money Market
                  (Cost $557,482)                                            $   557,482
----------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS - 164.6%
                  (Cost $174,496,335)                                        172,116,573

                  Other assets in excess of liabilities - 1.8%                 1,859,579

                  Preferred Shares, at redemption value -
                  (-66.4% of Net Assets Applicable to Common
                  Shareholders or -40.4% of Total Net Investments)           (69,450,000)
----------------------------------------------------------------------------------------
                  NET ASSETS APPLICABLE TO
                  COMMON SHAREHOLDERS - 100.0% (3)                          $104,526,152
========================================================================================

* For securities not rated by Standard & Poor's Rating Group, the rating by Moody's Investor Services, Inc. or Fitch Ratings is provided. (Unaudited)

** Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

+ This bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated under the Optional Call Provisions.

(1) Floating rate notes. The interest rate shown reflects the rate in effect on July 31, 2008.

(2) Inverse floating rate investment. Interest rate shown is that in effect at July 31, 2008. See Note 1 of the financial statements.

(3) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary:
AMBAC - Insured by Ambac Assurance Corporation
AMT - Alternative Minimum Tax
CIFG - Insured by CIFG Assurance NA
FGIC - Insured by Financial Guaranty Insurance Co.
FHA - Guaranteed by Federal Housing Administration
FSA - Insured by Financial Security Assurance, Inc.
GNMA - Guaranteed by Ginnie Mae
PSF - Guaranteed by Texas Permanent School Fund

144A - Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008 these securities amounted to $3,020,620 which represents 2.9% of net assets applicable to common shareholders.


See notes to financial statements.

12 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of ASSETS AND LIABILITIES | JULY 31, 2008

ASSETS
   Investments, at value (cost $174,496,335)                                                       $172,116,573
   Interest receivable                                                                                2,098,478
   Other assets                                                                                          21,516
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                  174,236,567
----------------------------------------------------------------------------------------------------------------
LIABILITIES
   Custodian Bank                                                                                           900
   Dividends payable - preferred shareholders                                                            62,474
   Investment advisory fee payable                                                                       39,043
   Servicing agent fee payable                                                                           26,003
   Administration fee payable                                                                             3,701
   Accrued expenses and other liabilities                                                               128,294
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                 260,415
----------------------------------------------------------------------------------------------------------------
PREFERRED SHARES, AT REDEMPTION VALUE
      $.001 par value per share; 2,778 Auction Market Preferred Shares authorized,
      issued and outstanding at $25,000 per share liquidation preference                             69,450,000
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                       $104,526,152
================================================================================================================
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.001 par value per share; unlimited number of shares authorized,
   7,935,591 shares issued and outstanding                                                         $      7,936
   Additional paid-in capital                                                                       112,471,279
   Net unrealized depreciation on investments                                                        (2,379,762)
   Accumulated undistributed net investment income                                                      903,945
   Accumulated net realized loss on investments and swaptions                                        (6,477,246)
----------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                       $104,526,152
================================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (based on 7,935,591 common shares outstanding)   $      13.17
================================================================================================================

See notes to financial statements.

                                              Annual Report | July 31, 2008 | 13

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of OPERATIONS | FOR THE YEAR ENDED JULY 31, 2008

INVESTMENT INCOME
   Interest                                                                                        $ 9,316,896
---------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment advisory fee                                                      $    699,756
   Servicing agent fee                                                               466,504
   Auction agent fees - preferred shares                                             190,368
   Professional fees                                                                 120,652
   Fund accounting                                                                    66,142
   Administrative fee                                                                 49,342
   Printing expenses                                                                  39,319
   Trustees' fees and expenses                                                        37,547
   NYSE listing fee                                                                   21,228
   Custodian fee                                                                      19,028
   Transfer agent fee                                                                 18,559
   Insurance                                                                          15,145
   Line of credit fee                                                                  3,008
   Other                                                                              27,946
   Interest expense on floating rate note obligations                                 57,700
---------------------------------------------------------------------------------------------------------------
   Total expenses                                                                                    1,832,244
   Investment advisory fees waived                                                                    (228,766)
   Servicing agent fees waived                                                                        (152,511)
---------------------------------------------------------------------------------------------------------------
   Net expenses                                                                                      1,450,967
---------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                          7,865,929
---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
      Investments                                                                                    1,216,680
      Swaptions                                                                                     (5,333,500)
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                   (9,547,429)
      Swaptions                                                                                      5,230,240
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and swaptions                                    (8,434,009)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM
   Net investment income                                                                            (2,731,245)
---------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS             $(3,299,325)
===============================================================================================================

See notes to financial statements.

14 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Statement of CHANGES IN NET ASSETS |

                                                                                                       FOR THE             FOR THE
                                                                                                    YEAR ENDED          YEAR ENDED
                                                                                                 JULY 31, 2008       JULY 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS:
   Net investment income                                                                          $  7,865,929        $  7,548,722
   Net realized gain (loss) on investments and swaptions                                            (4,116,820)            269,281
   Net change in unrealized appreciation (depreciation) on investments and swaptions                (4,317,189)           (975,445)
DISTRIBUTIONS TO AUCTION MARKET PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME                   (2,731,245)         (2,494,560)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations   (3,299,325)          4,347,998
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
   Net investment income                                                                            (4,951,809)         (4,614,546)
------------------------------------------------------------------------------------------------------------------------------------
   Total change in net assets applicable to common shareholders                                     (8,251,134)           (266,548)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
   Beginning of period                                                                             112,777,286         113,043,834
------------------------------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment income of $903,945
      and $621,070, respectively.)                                                                $104,526,152        $112,777,286
====================================================================================================================================

See notes to financial statements.

                                                Annual Report | July 31, 2008 15

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Financial HIGHLIGHTS |

                                                                                                                          AUGUST 27,
                                                                         FOR THE      FOR THE      FOR THE      FOR THE        2003*
                                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE FOR ONE COMMON SHARE                    JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
ENDED YEAR ENDED THROUGH OUTSTANDING THROUGHOUT EACH PERIOD                 2008         2007         2006         2005         2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $     14.21  $     14.25   $    14.68   $    13.83   $  14.33**
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                                                       0.99         0.95         0.90         0.92       0.78
Net realized and unrealized gain/(loss) on investments
   and swaptions transactions                                              (1.06)       (0.10)       (0.41)        0.87      (0.42)
Distributions to preferred shareholders from net investment income
(common share equivalent basis)                                            (0.35)       (0.31)       (0.27)       (0.16)     (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           (0.42)        0.54         0.22         1.63       0.28
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM NET INVESTMENT INCOME            (0.62)       (0.58)       (0.65)       (0.78)     (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs charged to paid-in-capital in excess of par        -            -            -            -      (0.03)
Preferred shares offering costs/underwriting discount charged to
paid-in-capital in excess of par                                               -            -            -            -      (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total capital share transactions                                               -            -            -            -      (0.15)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $     13.17  $     14.21   $    14.25   $    14.68   $  13.83
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                          $     11.73  $     12.63   $    12.29   $    13.15   $  13.11
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (A)
   Net asset value                                                        -3.07%        3.80%        1.57%       12.03%      1.11%
   Market value                                                           -2.29%        7.93%       -1.60%        6.47%     -8.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (thousands)                                 $   104,526  $   112,777   $  113,044   $  116,511   $109,776
Ratio of expenses to average net assets (excluding interest expense on
   floating rate note obligations and net of fee waivers) (c)              1.27%        1.28%        1.63%        1.53%     1.34%(b)
Ratio of expenses to average net assets (excluding interest expense on
   floating rate note obligations and excluding fee waivers) (c)           1.61%        1.62%        1.89%        1.77%     1.56%(b)
Ratio of expenses to average net assets (including interest expense on
   floating rate note obligations(d) and net of fee waivers) (c)           1.32%        1.44%        1.63%        1.53%     1.34%(b)
Ratio of expenses to average net assets (including interest expense on
   floating rate note obligations(d) and excluding fee waivers) (c)        1.66%        1.78%        1.89%        1.77%     1.56%(b)
Ratio of net investment income to average net assets (c)                   7.15%        6.56%        6.21%        6.34%     5.85%(b)
Portfolio turnover                                                           29%           4%          21%          15%      129%
Preferred shares, at redemption value ($25,000 per share
   liquidation preference) (thousands)                               $    69,450  $    69,450   $   69,450   $   69,450   $ 69,450
Preferred shares asset coverage per share                            $    62,626  $    65,597   $   65,693   $   66,941   $ 64,516
Asset coverage per $1,000 of indebtedness (e)                                N/A  $    37,445          N/A          N/A        N/A

*    Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

N/A  Not applicable.

(a) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund's dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(b)  Annualized.

(c) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.

(d) See Note 1 of the Notes to Financial Statements for more information on floating rate note obligations.

(e) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.


See notes to financial statements.

16 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Notes to FINANCIAL STATEMENTS | JULY 31, 2008



Note 1 - ORGANIZATION & ACCOUNTING POLICIES:

The MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Positions in futures contracts, interest rate swaps and options on interest rate swaps ("swaptions") are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees.

Securities Transactions and Investment Income: Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes over the life of each security.

Swaptions: The Fund may engage in options transactions on interest rate swap agreements, commonly referred to as swaptions. A swaption is an agreement between two parties where one party purchases the right from the other party to enter into an interest rate swap at a specified date and for a specified "fixed rate" yield (or "exercise" yield). In a pay-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest, while the writer of the swaption has the obligation to enter into the other side of the interest rate swap. In a receive-fixed swaption, the holder of the swaption has the right to enter into an interest rate swap as a receiver of fixed rate interest and a payer of variable rate interest, while the writer has the obligation to enter into the opposite side of the interest rate swap. The Fund will enter into such transactions to attempt to hedge some or all of its interest rate exposure in its holdings of municipal bonds. The Fund generally purchases pay-fixed swaptions. Upon the purchase of these pay-fixed swaptions by the Fund, the total purchase price paid was recorded as an investment. The market valuation is determined as set forth in the preceding securities valuation paragraph. When the pay-fixed swaptions are exercised, the Fund has the right to enter into an interest rate swap as a payer of fixed rate interest and receiver of variable rate interest. When the pay-fixed swaptions reach their scheduled expiration dates, the Fund will record a gain or loss depending on the difference between the purchase price and the value of the swaptions on their exercise date.

Dividends and Distributions: The Fund declares on a quarterly basis and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 5.

Inverse Floating Rate Investments and Floating Rate Note Obligations: Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At July 31, 2008, the Fund had no outstanding investments in floating rate notes purchased through a transfer of a fixed rate bond to a dealer trust.

Use of Estimates: The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


Note 2 -AGREEMENTS:

Pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between MBIA Capital Management Corp. (the "Adviser") and the Fund, the Adviser is responsible for the daily management of the Fund's portfolio, which includes buying and selling securities for the Fund,

                                              Annual Report | July 31, 2008 | 17

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS continued



as well as investment research, subject to the direction of the Fund's Board of Trustees. The Adviser is a subsidiary of MBIA Asset Management, LLC which, in turn, is a wholly-owned subsidiary of MBIA, Inc. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund's average daily managed assets. ("Managed Assets" represent the Fund's total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund's average daily Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.042% thereafter through September 1, 2009. Effective June 16, 2006, the Adviser voluntarily agreed to waive an additional 0.0375% of advisory fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008. These waivers are voluntary in nature and can be discontinued or increased at the Adviser's discretion.

Pursuant to a Servicing Agreement, Claymore Securities, Inc. (the "Servicing Agent") acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund's Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund's Managed Assets from the commencement of the Fund's operations through September 1, 2008 and at the annual rate of 0.028% thereafter through September 1, 2009. Effective June 16, 2006, the Servicing Agent voluntarily agreed to waive an additional 0.025% of servicing fees and has since agreed to forego the scheduled step down in the contractual waiver scheduled for September 1, 2008. These waivers are voluntary in nature and can be discontinued or increased at the Servicing Agent's discretion.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides fund administration services to the Fund. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                              RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%
--------------------------------------------------------------------------------

For the year ended July 31, 2008, the Fund paid approximately, $49,000 in fund administration fees.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent.

The Fund does not compensate its officers who are officers of the aforementioned firms.

Note 3 - INVESTMENT TRANSACTIONS:

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2008, aggregated $51,308,270 and $56,288,299, respectively.


Note 4 - FEDERAL INCOME TAXES:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments as of July 31, 2008 is as follows:

     COST OF
 INVESTMENTS           GROSS TAX              GROSS TAX       NET TAX UNREALIZED
     FOR TAX          UNREALIZED             UNREALIZED          DEPRECIATION ON
    PURPOSES        APPRECIATION           DEPRECIATION              INVESTMENTS
--------------------------------------------------------------------------------
$174,529,545          $3,518,220           ($5,931,192)             ($2,412,972)
--------------------------------------------------------------------------------

The difference between book and tax basis cost of investments is due to book/tax differences on the recognition of partnership/trust income.

As of July 31, 2008, the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

                                                ACCUMULATED           UNREALIZED
         UNDISTRIBUTED      UNDISTRIBUTED       CAPITAL AND        APPRECIATION/
     TAX-EXEMPT INCOME    ORDINARY INCOME      OTHER LOSSES       (DEPRECIATION)
--------------------------------------------------------------------------------
2008          $867,705            $84,592       ($6,492,388)        ($2,412,972)
--------------------------------------------------------------------------------

The cumulative timing differences under tax basis accumulated capital loss for the year ended July 31, 2008 is due to investments in partnerships/trusts.

As of July 31, 2008, for federal income tax purposes, the Fund utilized $246,745 of capital loss carryforward to offset capital gains. The Fund had a remaining capital loss carryforward of $2,009,787 available to offset possible future capital gains. The capital loss carryforward is set to expire as follows:
$1,384,327 on July 31, 2013 and $625,460 on July 31, 2014.

Distributions paid to shareholders during the tax years ended July 31, 2008 and 2007 were characterized as follows for tax purposes:

             TAX-EXEMPT         ORDINARY           LONG-TERM               TOTAL
                 INCOME           INCOME        CAPITAL GAIN       DISTRIBUTIONS
--------------------------------------------------------------------------------
2008         $7,666,751          $16,303                 $ -          $7,683,054
2007         $7,105,271         $  3,835                 $ -          $7,109,106
--------------------------------------------------------------------------------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2008, the Fund incurred and will elect to defer $4,482,601 as post-October losses.

At July 31, 2008, the following reclassifications were made to the capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the differences between book and tax treatment of investments in partnerships. Net investment income, net realized loss and net assets were not affected by these changes.

    UNDISTRIBUTED NET           ACCUMULATED
    INVESTMENT INCOME     NET REALIZED LOSS
--------------------------------------------------------------------------------
             $100,000             ($100,000)
--------------------------------------------------------------------------------


18 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | NOTES TO FINANCIAL STATEMENTS continued


On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of July 31, 2008. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end July 31, 2008. Also, the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in twelve months.

Tax years for 2004, 2005, 2006 and 2007 are still subject to examination by major jurisdictions.


Note 5 - CAPITAL:

There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 7,935,591 common shares outstanding at July 31, 2008, of which the Adviser owned 6,981 shares. There were no transactions in common shares for the year ended July 31, 2008 or the year ended July 31, 2007, respectively.

On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares ("AMPS"), Series M7 and 1,389 shares of Auction Market Preferred Shares, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2008, the Fund had 1,389 shares each of Auction Market Preferred Shares, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

The broad auction-rate preferred securities market, including the Fund's AMPS, has experienced considerable disruption since mid-February, 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS.

Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 110% or the reference rate plus 1.10%.

Management will continue to monitor events in the marketplace and continue to evaluate the Fund's leverage as well as any alternative that may be available.

The range of dividend rates on the Fund's AMPs for the year ended July 31, 2008, were as follows:

SERIES                LOW          HIGH      AT 7/31/08        NEXT AUCTION DATE
--------------------------------------------------------------------------------
M7                 3.300%        5.198%          4.354%                  8/04/08
W28                3.454%        5.060%          3.495%                  8/13/08
--------------------------------------------------------------------------------

The Fund is subject to certain limitations and restrictions while the AMPs are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the AMPs at their liquidation value plus any accrued dividends.

The AMPs, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the AMPs.

Note 6 - BORROWINGS:

The Fund has an uncommitted $2,000,000 line of credit with BNY. Interest on the amount borrowed is based on the Federal Funds Rate plus a spread on outstanding balances. At July 31, 2008 there was no outstanding balance in connection with the Fund's uncommitted line of credit. The average daily amount of borrowings during the year ended July 31, 2008 was $59,675 with a related weighted average interest rate of 5.04%.

Note 7 - INDEMNIFICATIONS:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - ACCOUNTING PRONOUNCEMENTS:

In September 2006, the FASB released Statement of Financial Accounting Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of July 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.


Note 9 - SUBSEQUENT EVENTS:

Dividend Declarations - Common Shareholders

The Fund has declared the following dividends to common shareholders:

RATE PER       DECLARATION        EX-DIVIDEND            RECORD          PAYABLE
  SHARE               DATE               DATE              DATE             DATE
--------------------------------------------------------------------------------
$0.084*            8/01/08            8/13/08           8/15/08          8/29/08
 $0.056            9/02/08            9/11/08           9/15/08          9/30/08
--------------------------------------------------------------------------------
* Takes into consideration the half month delay in payment due to a change in the timing of the monthly dividend payment.

Subsequent to the Fund's fiscal year end, MBIA Insurance Corporation, an affiliate of the Adviser, announced that it had entered into an agreement with Financial Guaranty Insurance Company ("FGIC") to provide "cut through" reinsurance for the majority of FGIC's US public finance portfolio. This "cut through" reinsurance allows bondholders the ability to file claims directly with either MBIA Insurance Corp. or FGIC. This transaction is expected to close prior to the end of September 2008.


                                              Annual Report | July 31, 2008 | 19

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

We have audited the accompanying statement of assets and liabilities of MBIA/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"), including the portfolio of investments, as of July 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods ended on or before July 31, 2005, were audited by other auditors whose report dated September 27, 2005, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund at July 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
September 19, 2008


20 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Supplemental INFORMATION | (unaudited)



FEDERAL INCOME TAX INFORMATION

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's tax year end (July 31, 2008) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2008 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 0.23% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore the Fund designated $7,666,751 as tax-exempt income.

Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2008. In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2008. The amount that will be reported will be the amount to use on your 2008 federal income tax return and may differ from the amount which must be reported in connection with the Fund's tax year ended July 31, 2008. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2009, an allocation of interest by state will be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

TRUSTEES
The Trustees of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                               IN THE
NAME, ADDRESS,* YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATION DURING                         FUND COMPLEX***
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                             OVERSEEN          OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                                  BY TRUSTEE        HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2006        Investor (2001-present). Formerly, Senior Vice           42           None
Year of Birth: 1951                        President & Treasurer, PepsiCo., Inc. (1993-1997),
Trustee                                    President, Pizza Hut International (1991-1993) and
                                           Senior Vice President, Strategic Planning and New
                                           Business Development (1987-1990) of PepsiCo, Inc.
                                           (1987-1997).

------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2003        Partner of Nyberg & Cassioppi, LLC, a law firm           45           None
Year of Birth: 1953                        specializing in corporate law, estate planning and
Trustee                                    business transactions (2000-present). Formerly,
                                           Executive Vice President, General Counsel and
                                           Corporate Secretary of Van Kampen Investments
                                           (1982-1999).

------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2003        Retired. Formerly, Vice President, Manager and           42           None
Year of Birth: 1958                        Portfolio Manager of Nuveen Asset Management
Trustee                                    (1998-1999), Vice President of Nuveen Investment
                                           Advisory Corp. (1992-1999), Vice President and
                                           Manager of Nuveen Unit Investment Trusts
                                           (1991-1999), and Assistant Vice President and
                                           Portfolio Manager of Nuveen Unit Investment Trusts
                                           (1988-1999), each of John Nuveen & Co., Inc.
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Clifford D. Corso+       Since 2003        President of MBIA Asset Management LLC & MBIA            1            None
113 King Street                            Capital Management Corp.; Chief Investment
Armonk, NY 10504                           Officer, MBIA Insurance Corp.
Year of Birth: 1961
Trustee and President
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++       Since 2003        Attorney. Formerly, Senior Managing Director and         45           None
Year of Birth: 1965                        Chief Administrative Officer (2007-2008) and
Trustee                                    General Counsel (2001-2007) of Claymore Advisors,
                                           LLC and Claymore Securities, Inc. (2001-2008).
                                           Formerly, Assistant General Counsel, John Nuveen
                                           and Company, Inc. (1999-2000). Formerly, Vice
                                           President and Associate General Counsel of Van
                                           Kampen Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each Trustee unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** The Trustees of each class shall be elected at an annual meeting of shareholders or special meeting in lieu thereof called for that purpose, and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Corso is an "interested person" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund because of his position as an officer of MBIA Asset Management and MBIA Capital Management Corp., the Fund's Investment Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of, and his equity ownership in, Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.


                                              Annual Report | July 31, 2008 | 21

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund | SUPPLEMENTAL INFORMATION (unaudited) continued


OFFICERS

The Officers of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND    TERM OF OFFICE** AND     PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT     LENGTH OF TIME SERVED    AND OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                    Since 2008               Senior Managing Director and Chief Investment Officer of Claymore
Year of birth: 1955                                           Advisors, LLC and Claymore Securities, Inc. (2008-present). Chief
Chief Executive Officer                                       Executive Officer of certain other funds in the Fund Complex.
                                                              Formerly, Managing Director of Research, Nuveen Asset Management
                                                              (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin M. Robinson                    Since 2008               Senior Managing Director and General Counsel of Claymore Advisors,
Year of birth: 1959                                           LLC, Claymore Securities, Inc. and Claymore Group Inc. (2007-present).
Chief Legal Officer                                           Chief Legal Officer of certain other funds in the Fund Complex.
                                                              Formerly, Associate General Counsel and Assistant Corporate Secretary
                                                              of NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                       Since 2006               Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                           Securities, Inc. (2005-present). Chief Financial Officer of Claymore
Chief Financial Officer, Chief                                Group Inc. (2005-2006). Managing Director of Claymore Advisors, LLC
Accounting Officer and Treasurer                              and Claymore Securities, Inc. (2003-2005). Treasurer of Henderson
                                                              Global Funds and Operations Manager for Henderson Global Investors
                                                              (North America) Inc., (2002-2003); Managing Director, FrontPoint
                                                              Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                              (1999-2001); Chief Financial Officer, Skyline Asset Management LP,
                                                              (1999); Vice President, Van Kampen Investments and Assistant
                                                              Treasurer, Van Kampen mutual funds (1989-1999).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                    Since 2006               Vice President, Assistant General Counsel of Claymore Group Inc.
Year of Birth: 1978                                           (2005-present). Secretary of certain funds in the Fund Complex.
Secretary                                                     Previously, Associate, Vedder, Price, Kaufman & Kammholz, P.C.
                                                              (2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                          Since 2006               Vice President - Fund Compliance Officer of Claymore Group, Inc. (Feb
Year of Birth: 1957                                           2006 - present). Previously, Chief Compliance Officer/Assistant
Chief Compliance Officer                                      Secretary of Harris Investment Management, Inc. (2003-2006).
                                                              Director - Compliance of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey S. MacDonald                 Since 2007               Director of Advisory Services Portfolio Management, MBIA Asset
113 King Street                                               Management (2007-present). Formerly, Vice President and Portfolio
Armonk, NY 10504                                              Manager, Hartford Investment Management Company (2005-2007); Fixed
Year of Birth: 1970                                           Income Portfolio Analyst, Wellington Management Company (2000-2004).
Vice President
------------------------------------------------------------------------------------------------------------------------------------
Leonard I. Chubinsky                 Since 2003               General Counsel and Secretary, MBIA Asset Management LLC & MBIA
113 King Street                                               Capital Management Corp.; Deputy General Counsel, MBIA Insurance Corp.
Armonk, NY 10504
Year of Birth: 1948
Assistant Secretary and
Assistant Vice President
------------------------------------------------------------------------------------------------------------------------------------

* The business address of each officer unless otherwise noted is c/o MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, 2455 Corporate West Drive, Lisle, IL 60532.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.


22 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund


2008 Investment Management Agreement CONTRACT RE-APPROVAL | (unaudited)

On April 23, 2008, the Board of Trustees, including the Independent Trustees (those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended), of the Board of Trustees of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund") met to consider the renewal of the investment advisory agreement (the "Advisory Agreement") between the Fund and MBIA Capital Management Corp. (the "Adviser"). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, Claymore Securities, Inc. ("Claymore Securities"), the servicing agent of the Fund, Claymore Advisors, LLC ("Claymore Advisors" and, together with Claymore Securities, "Claymore"), the administrator of the Fund, the Fund and independent legal counsel with respect to contract renewal.

In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Claymore. The Adviser and Claymore provided extensive information in response to the request. Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser; information comparing the investment performance, advisory fees and total expenses of the Fund to a peer group of closed-end funds selected by the Adviser and Claymore with investment objectives similar to those of the Fund (the "Adviser Peer Group") and to a group of funds consisting of the Fund and all leveraged closed-end general municipal debt (leveraged) funds, regardless of asset size or primary channel of distribution (the "Lipper Peer Group") selected by Lipper, Inc. ("Lipper"), an independent provider of investment company data; and information about the Adviser's profitability and the effectiveness of the compliance program adopted by the Adviser. On April 10, 2008, the Independent Trustees met to discuss the information provided by the Adviser and Claymore.

Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund and its shareholders to renew the Advisory Agreement. In deciding to recommend the renewal of the Advisory Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board of Trustees.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser's response to various inquiries, including regulatory and legal issues, the Adviser's Form ADV, financial information regarding the Adviser and the financial support provided to the Fund in the form of a fee waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser's ability to achieve the Fund's investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund's assets during periods of interest rate volatility, and noted the Fund's distribution yield of 4.95% as of January 31, 2008 (or 7.61% taxable equivalent yield for taxpayers in the 35% tax bracket). The Board of Trustees also noted that the Fund's monthly distribution rate has been increased twice since December 2006, from $0.0470 to $0.0525, a total increase of 12%.

In considering investment performance, the Board of Trustees reviewed the Fund's performance relative to the Lehman Municipal Index and the Lehman 15 Year Municipal Index ("Lehman Indices"), the Adviser Peer Group and the Lipper Peer Group. The Board of Trustees reviewed the Fund's total return on a net asset value basis for the six months ended January 31, 2008 and the one-year, three-year and since inception periods ended July 31, 2007. It was noted that the Fund outperformed the Lehman Indices for the three-year period ended July 31, 2007 and was within a reasonable range of the Lehman Indices for the other periods. The Trustees also noted that the Fund had outperformed on a net asset value basis the Adviser Peer Group for the six-month period ended January 31, 2008 but underperformed the Adviser Peer Group for the one-year, three-year and since inception periods ended July 31, 2007. In addition, the Board of Trustees reviewed the Lipper information and noted that the Fund's performance on a net asset value basis ranked in the third quintile among the Lipper Peer Group for the one-year period ended February 29, 2008. They noted that the Lipper Peer Group did not account for differences in leverage strategy, credit quality and/or maturity, which made meaningful comparisons difficult.

They considered the Adviser's statement that the Fund's portfolio composition is defensive in nature and that pursuant to the Fund's prospectus, the Fund holds an investment grade portfolio and has used a hedging strategy to help protect the portfolio against significant rises in interest rates (the "Hedging Strategy"). With respect to the Hedging Strategy, the Trustees considered the Adviser's statement that the Hedging Strategy had not benefited the Fund as anticipated due to the interest rate environment since the Fund's inception. They also noted that the Adviser had terminated the Fund's position in swaptions in March 2008 and does not currently anticipate resuming the Hedging Strategy, although it retains the flexibility to do so.

The Board of Trustees then considered the Fund's fees and expenses. In reviewing the Fund's advisory fees, the Trustees factored in the servicing fee paid to Claymore Securities since that function was typically included in the advisory fees of the Adviser Peer Group. It was noted that the Adviser and Claymore Securities were waiving a portion of their contractual fees until September 1, 2009 and the additional voluntary fee waivers by the Adviser and Claymore Securities that became effective June 16, 2006. After giving effect to these waivers, the Trustees noted that the combined advisory and servicing fee was marginally above the average advisory fee (net of waivers) of the Adviser Peer Group. In addition, the Trustees considered information and analyses prepared by Lipper ("Lipper Expense Information") comparing the Fund's advisory fee and overall expenses with those of funds in an expense group ("Lipper Expense Group") selected and provided by Lipper for the one-year period ended February 29, 2008. The Lipper Expense Group consisted of the Fund and 11 other general municipal debt (leveraged) funds, as classified by Lipper. The 12 funds in the Lipper Expense Group had assets ranging from $87.6 million to $219.6 million. The Lipper Expense Information showed that while the Fund's advisory fee on a contractual basis was among the lowest, ranking in the first quintile among the Lipper Expense Group, the Fund's actual total expenses as a percentage of the Fund's common assets ranked in the fourth quintile and the Fund's actual total expenses as a percentage of both the common and leveraged assets ranked in the third quintile.

With respect to the profits realized by the Adviser from its relationship with the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurred in providing the services to the Fund.

With respect to potential economies of scale, the Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee rates payable under the Agreement.


OVERALL CONCLUSIONS

Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Advisory Agreement is in the best interests of the Fund and its shareholders.


                                              Annual Report | July 31, 2008 | 23

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Dividend Reinvestment PLAN | (unaudited)


Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon ("Administrator"), as agent for shareholders in administering the Plan (the "Plan Agent"), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, Attention: Stock Transfer Department, 101 Barclay 11E, New York, New York 10286, Phone Number:
866-488-3559.


24 | Annual Report | July 31, 2008

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund

Fund INFORMATION |


BOARD OF TRUSTEES
Randall C. Barnes

Clifford D. Corso*

Nicholas Dalmaso**

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, Claymore Securities, Inc., the Fund's Servicing Agent and certain of its affiliates.


OFFICERS
Clifford D. Corso*
President

J. Thomas Futrell
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer, Chief Accounting Officer and Treasurer

Jeffrey S. MacDonald
Vice President

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

Leonard I. Chubinsky
Assistant Secretary and Assistant Vice President

INVESTMENT ADVISER
MBIA Capital
Management Corp.
Armonk, New York

SERVICING AGENT
Claymore Securities, Inc.
Lisle, Illinois

ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

ACCOUNTING AGENT,
CUSTODIAN, TRANSFER
AGENT AND AUCTION AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Simpson Thacher &
Bartlett LLP
New York, New York

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND FOR SHAREHOLDERS

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within MBIA and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, MBIA and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website-www.MBIA.com.

QUESTIONS CONCERNING YOUR SHARES OF MBIA CAPITAL/CLAYMORE MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

o    If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Accounting Agent, Custodian, Transfer Agent and Auction Agent:
     The Bank of New York Mellon, 101 Barclay 11E, New York, New York 10286
     (866) 488-3559

This report is sent to shareholders of MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund has adopted the Adviser's proxy voting policies and procedures related to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund's Form N-PX on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov or www.claymore.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com . The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In December 2007, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

NOTICE TO SHAREHOLDERS

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock in the open market.



                                              Annual Report | July 31, 2008 | 25

MZF | MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund |

About the FUND MANAGER |


MBIA CAPITAL MANAGEMENT CORP.

MBIA Capital Management Corp. ("MBIA Capital Management"), the Fund's Investment Adviser, is based in Armonk, New York and was created in 1994 to provide fixed-income asset management services. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. MBIA Capital Management Corp. is owned by MBIA Asset Management Group, a $60 billion dollar manager of fixed income products. The parent company, MBIA, Inc., is listed on the New York Stock Exchange and is a component stock of the S&P 500 Index.

INVESTMENT PHILOSOPHY

MBIA Capital Management's philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. MBIA Capital Management believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.

INVESTMENT PROCESS

Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm's chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. MBIA's rigorous bottom-up process is rooted in fundamental credit analysis and MBIA's proprietary research.


26 | Annual Report | July 31, 2008

                     (This page is intentionally left blank)

MBIA CAPITAL MANAGEMENT CORP.
113 King Street
Armonk, NY 10504


                                      MZF
                                     LISTED
                                      NYSE


                                                                     MZF-AR-0708


ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)      No information need be disclosed pursuant to this paragraph.

(c) During the registrant's fiscal year ended July 31, 2008, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)      Not applicable.

(f)      (1) The registrant's Code of Ethics is attached hereto as an exhibit.
         (2) Not applicable.
         (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the "Audit Committee"), Randall C. Barnes. Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as President of Pizza Hut International and Senior Vice President of Strategic Planning for PepsiCo. In his role as President, he supervised the CFO and Controller of Pizza Hut International. In Mr. Barnes' role as Senior Vice President of Strategic Planning, he presented monthly earnings estimates to the CEO while working closely with the corporate controller.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,000 and $33,000 for the fiscal years ending July 31, 2008 and July 31, 2007, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies were $6,300 and $5,500 for the fiscal years ending July 31, 2008 and July 31, 2007, respectively.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,000 and $8,000 for the fiscal years ending July 31, 2008 and July 31, 2007, respectively.

(d) All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2008 and July 31, 2007, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures:

         (i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

        IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

        IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the Fund's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $12,300 and $13,500 for the fiscal years ending July 31, 2008 and July 31, 2007, respectively.

(h)      Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

(b)      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, MBIA Capital Management Corp.(the "Adviser"). The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) A team of investment professionals at MBIA Capital Management Corp. shares primary responsibility for the day-to-day portfolio management of the Fund. The following provides information regarding the members of the team.

  ------------------------------- ---------------- ----------------------------------------------------------------
              NAME                     SINCE       PROFESSIONAL EXPERIENCE
  ------------------------------- ---------------- ----------------------------------------------------------------
  Clifford D. Corso                     2003       President of MBIA Asset Management LLC & MBIA Capital
                                    (Inception)    Management Corp.; Chief Investment Officer, MBIA Insurance
                                                   Corp.
  ------------------------------- ---------------- ----------------------------------------------------------------
  Jeffrey S. MacDonald                  2007       Director of Advisory Services Portfolio Management, MBIA Asset
                                                   Management (2007-present).  Formerly, Vice President and
                                                   Portfolio Manager, Hartford Investment Management Co.
                                                   (2005-2007); Fixed Income Portfolio Analyst, Wellington
                                                   Management Co. (2000-2004).

  James B. DiChiaro                     2007       Vice President and Portfolio Manager, MBIA Asset Management
                                                   (1999-present).

(a)(2) (i-iii) Other accounts managed. MBIA Capital Management Corp. does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the MBIA Capital Management Corp. portfolio managers as of July 31, 2008:

                           REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
                                COMPANIES                           VEHICLES                      OTHER ACCOUNTS
                          -----------------------          ---------------------------      ------------------------
                           # OF                             # OF                            # OF
NAME                      ACCOUNTS   TOTAL ASSETS          ACCOUNTS       TOTAL ASSETS      ACCOUNTS    TOTAL ASSETS
--------------------------------------------------------------------------------------------------------------------
Clifford D. Corso           3       $ 292 million             -                 -             40       $37.2 billion
Jeffrey S. MacDonald        2       $ 200 million             -                 -             33       $ 2.8 billion
James B. DiChiaro           2       $ 200 million             -                 -              1       $ 0.1 billion

(a) (2) (iv) Conflicts of Interest. MBIA Capital Management Corp.
provides advisory services to other clients which invest in securities of the same type that the Fund invests in (i.e.: municipal obligations). These include certain managed accounts which are affiliates of MBIA Capital Management Corp. The Adviser is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, that the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. As of July 31, 2008, the Fund has dealt with this conflict of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.

(a) (3) Compensation. As of July 31, 2008, MBIA Capital Management Corp. as Adviser to the Fund, compensates the Fund's portfolio managers for their management of the Fund. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, and the individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professionals' own self-assessment of their years' work relative to their responsibilities and also includes supervisor evaluation. The Adviser's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards. Additionally, there is a long-term incentive plan, which is eligible for participation by employees at the Vice President level and above. Total compensation of the Fund's portfolio managers is not related to Fund performance.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the each of the MBIA Capital Management Corp. portfolio managers as of July 31, 2008:

                                                             DOLLAR RANGE OF
                                                                 EQUITY
                                                              SECURITIES IN
NAME OF PORTFOLIO MANAGER                                         FUND
-----------------------------------------------------------------------------
Clifford D. Corso                                                 None
Jeffrey S. MacDonald                                              None
James B. DiChiaro                                                 None


(b)      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act.

(c)      Proxy Voting Policies and Procedures.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MBIA Capital /Claymore Managed Duration Investment Grade Municipal Fund

By:    /s/ J. Thomas Futrell
       ---------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  October 6, 2008


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ J. Thomas Futrell
       ---------------------------------------------------

Name:  J. Thomas Futrell

Title: Chief Executive Officer

Date:  October 6, 2008




By:    /s/ Steven M. Hill
       ---------------------------------------------------

Name:  Steven M. Hill

Title: Treasurer and Chief Financial Officer

Date:  October 6, 2008